UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
November 14, 2006
Date of Report (Date of earliest event reported)
Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

One Kellogg Square
Battle Creek, Michigan 49016-3599	49016-3599
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (269) 961-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
SIGNATURES

ITEM 5.02(b)	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On November 14, 2006, William D. Perez resigned as a director of Kellogg Company (“Kellogg”). Mr. Perez was recently named the president and chief executive officer of Wm. Wrigley Jr. Company, and resigned recognizing that Kellogg’s corporate governance guidelines provide that no director of Kellogg shall serve as a director, officer or employee of a company that may compete with Kellogg.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY
Dated: November 14, 2006	By:	/s/ Gary H. Pilnick
Name: Gary H. Pilnick
Title: Senior Vice President, General Counsel,
Corporate Development and Secretary